                                                                    EXHIBIT 99.1

BIOMED REALTY TRUST REPORTS THIRD QUARTER 2004 FINANCIAL RESULTS

SAN DIEGO, Nov. 11, 2004 (PRIMEZONE) -- BioMed Realty Trust, Inc. (NYSE:BMR) today announced results for its third quarter ended September 30, 2004, representing its first reporting period as a public company since the completion of its initial public offering in August.

Net income for the quarter ended September 30, 2004 was $1.8 million, or $0.06 per basic and diluted share. Funds from operations (FFO) for the quarter ended September 30, 2004 were $3.9 million, or $0.13 per diluted share. Adjusted funds from operations (AFFO) for the quarter ended September 30, 2004 were $4.4 million, or $0.14 per diluted share. Management does not believe that historical financial results are indicative of the company's expected future operating performance, since past results are not representative of full-quarter amounts, and year-to-year financial comparisons with the predecessor company are not meaningful given the predecessor's limited operations. The weighted average number of basic and diluted shares outstanding was 30,673,883 and 30,754,840, respectively, for the quarter ended September 30, 2004.

FFO and AFFO are supplemental non-GAAP financial measures used as standards in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income to FFO and AFFO is included at the end of this release.

"The third quarter was a milestone period for BioMed Realty, both in terms of the company's successful initial public offering, generating net proceeds of $429.0 million, and our ability to complete the transactions under contract at the time of our offering," said Alan D. Gold, president and chief executive officer of BioMed Realty Trust.

Gold noted that, during the quarter, BioMed Realty completed the acquisition of 13 properties described in the company's initial public offering prospectus for
2.9 million limited partnership units in the company's operating partnership, cash consideration of $400.2 million using net proceeds from the offering and the assumption of $43.0 million of debt.

The 13 properties, located in San Diego, San Francisco, Seattle, Pennsylvania and New York, consist of 29 buildings with 2.3 million rentable square feet of life science and laboratory real estate that were 94.7 percent leased as of September 30, 2004. With the completion of the additional acquisitions of San Diego Science Center and Ardentech Court subsequent to the end of the quarter, as announced earlier this week, BioMed Realty will own 15 properties, consisting of 31 buildings with 2.5 million rentable square feet. The company expects to acquire the third building on the Bridgeview property in March 2005, as a result of the seller exercising its right to extend the closing date to facilitate a like-kind exchange. The company also owns undeveloped land that it estimates can support up to 548,000 square feet of laboratory and office space.

"These acquisitions establish a solid foundation for BioMed Realty and position the company to capitalize on the tremendous near- and long-term market opportunities within the life science real estate market, while supporting our investment return criteria," Gold said.

He noted that during the quarter the company obtained a $100.0 million revolving unsecured credit facility which will be used to finance acquisitions and for other corporate purposes.

The company also declared its first dividend of $0.1497 per share of common stock for the partial period from the closing of the company's initial public offering through the end of the third quarter, based on a $0.27 per share distribution rate for the full quarter. As previously announced, the dividend was paid on October 15, 2004 to stockholders of record as of September 30, 2004.

Forward Guidance

The company's guidance for the fourth quarter ending December 31, 2004 for earnings per share (diluted), FFO per share (diluted) and AFFO per share (diluted) is set forth and reconciled below.

                                                Fourth Quarter 2004
                                                -------------------
Projected net income per share (diluted)              $0.11
Add:
 Minority interest                                    $0.01
 Real estate depreciation and amortization            $0.16
Projected FFO per share (diluted)                     $0.28
Add:
 Master lease receipts                                $0.02
 Non-cash stock compensation                          $0.02
 Straight-line rents                                 ($0.03)
 Fair value lease revenue                             $0.01
 Recurring capital expenditures                      ($0.01)
Projected AFFO per share (diluted)                    $0.29

The foregoing estimates are forward-looking and reflect management's view of current and future market conditions, including certain assumptions with respect to rental rates, occupancy levels, interest rates and acquisitions. There can be no assurance that the company's actual results will not differ materially from the estimates set forth above.

Teleconference and Web Cast

BioMed Realty Trust will conduct a conference call and audio web cast at 10:00 a.m. Pacific Time (1:00 p.m. Eastern Time) today to discuss the company's financial results for the quarter and developments since the company's initial public offering in August 2004. The call will be open to all interested investors either through a live audio web cast at the Investor Relations section of the company's web site at http://www.biomedrealty.com and http://www.companyboardroom.com, or live by calling (877) 226-4265 with call ID number 1955986. Participants who wish to participate in the live call are encouraged to pre-register by email at info@maierco.com or by calling (310) 442-9852. The call will be archived for two weeks on both web sites. A telephone playback of the conference call will also be available from 1:00 p.m. Pacific Time on Thursday, November 11, 2004 through midnight Pacific Time on Tuesday, November 16, 2004, by calling (800) 642-1687 (domestic) or (706) 645-9291
(international) and using access code: 1955986.

About BioMed Realty Trust

BioMed Realty Trust, Inc. is focused on acquiring, owning, leasing, managing and selectively developing laboratory and office space for lease to life science tenants. Tenants include biotechnology and pharmaceutical companies, scientific research institutions, government agencies, physician groups and other entities involved in the life science industry. The company targets properties located in markets with established reputations as centers for scientific research, including San Diego, San Francisco, Seattle, Maryland, Pennsylvania, New York/New Jersey and Boston.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants' financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the life science industry or the California region; risks associated with the availability and terms of financing and the use of debt to fund acquisitions and developments; failure to manage effectively the company's growth and expansion into new markets, or to complete or integrate acquisitions successfully; risks and uncertainties affecting property development and construction; risks associated with downturns in the national and local economies, increases in interest rates, and volatility in the securities markets; potential liability for uninsured losses and environmental contamination; risks associated with the company's potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company's dependence on key personnel whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                           (Financial Tables Follow)

                         BIOMED REALTY TRUST, INC. AND
               INHALE 201 INDUSTRIAL ROAD, L.P. (PREDECESSOR)
                        CONSOLIDATED BALANCE SHEETS
                   (In thousands, except per share data)
                                (Unaudited)

                                                    Inhale 201
                                  BioMed Realty  Industrial Road,
                                   Trust, Inc.   L.P.(Predecessor)
                                  -------------- -----------------
                                   September 30,    December 31,
                                       2004            2003
                                  -------------- -----------------
         Assets

Rental property:
 Land                               $  58,410      $  12,000
 Buildings and improvements           331,823         37,588
 Land lease                            14,210             --
                                    ---------      ---------
                                      404,443         49,588
 Less: accumulated depreciation
  and amortization                       (989)        (2,563)
                                    ---------      ---------
  Net rental property                 403,454         47,025

Investment in unconsolidated
 partnership                            2,508             --
Cash and cash equivalents              36,863            157
Restricted cash                           854             --
Accounts receivable                     1,074             --
Due from affiliates                        48             16
Accrued straight-line rents             2,535          2,427
Acquired above market leases,
 net of accumulated
 amortization of $160 in 2004           8,357             --
Acquired in-place leases, net
 of accumulated amortization
 of $1,077 in 2004                     50,424             --
Acquired management agreements,
 net of accumulated
 amortization of $184 in 2004           8,038             --
Deferred loan costs, net of
 accumulated amortization of
 $49 in 2004                            1,388             --
Prepaid expenses                        1,601             --
Other assets                            2,620            431
                                    ---------      ---------
  Total assets                      $ 519,764      $  50,056
                                    =========      =========
  Liabilities and Stockholders'
   and Owners' Equity

Secured notes payable, net          $  47,598      $  34,208
Security deposits                       3,258             --
Due to affiliates                          91          3,000
Dividends and distributions
 payable                                5,055             --
Accounts payable and accrued
 expenses                               7,663            389

Acquired lease obligations, net
 of accumulated amortization
 of $48 in 2004                         6,918             --
                                    ---------      ---------
  Total liabilities                    70,583         37,597

Minority interests                     22,708             --
Stockholders' and owners'
 equity:
 Preferred stock, $.01 par
  value, 15,000,000 shares
  authorized, none issued or
  outstanding                              --             --
 Common stock, $.01 par value,
  100,000,000 shares
  authorized, 31,383,333 shares
  issued and outstanding                  314             --
 Additional paid-in capital           433,702             --
 Deferred compensation                 (4,672)            --
 Dividends in excess of
  earnings                             (2,871)            --
 Owners' equity                            --         12,459
                                    ---------      ---------
  Total stockholders' and
   owners' equity                     426,473         12,459
                                    ---------      ---------
  Total liabilities and
   stockholders' and owners'
   equity                           $ 519,764      $  50,056
                                    =========      =========

                               BIOMED REALTY TRUST, INC. AND
                       INHALE 201 INDUSTRIAL ROAD, L.P. (PREDECESSOR)
                              CONSOLIDATED STATEMENTS OF INCOME
                            (In thousands, except per share data)
                                       (Unaudited)

                      BioMed Realty  Inhale 201 Industrial Road, L.P.
                        Trust, Inc.            (Predecessor)
                      -------------  --------------------------------
                          Period          Period
                        August 11,        July 1,
                           2004            2004        Three Months
                         through          through         Ended
                       September 30,     August 17,    September 30,
                           2004            2004            2003
                      -------------  --------------    --------------
Revenues:

 Rental                $      6,107    $        796    $      1,569
 Tenant recoveries            2,878              76             186
                       ------------    ------------    ------------
 Total revenues               8,985             872           1,755
                       ------------    ------------    ------------
Expenses:

 Rental operations            3,539              46             190
 Depreciation and
  amortization                2,251             122             238
 General and
  administrative              1,195              --              --
                       ------------    ------------    ------------
   Total expenses             6,985             168             428
                       ------------    ------------    ------------
   Income from
    operations                2,000             704           1,327

 Interest income                124              --              --
 Interest expense              (218)           (312)         (2,149)
                       ------------    ------------    ------------
  Income before
   minority interests         1,906             392             620
 Minority interests             (79)             --              --
                       ------------    ------------    ------------
  Net income           $      1,827    $        392    $        620
                       ============    ============    ============
Basic earnings per
 share                 $       0.06
                       ============

Diluted earnings per
 share                 $       0.06
                       ============

Weighted-average
 common shares
 outstanding:

 Basic                   30,673,883
                       ============

 Diluted                 30,754,840
                       ============

                               BIOMED REALTY TRUST, INC. AND
                       INHALE 201 INDUSTRIAL ROAD, L.P. (PREDECESSOR)
                            CONSOLIDATED STATEMENTS OF INCOME
                         (In thousands, except per share data)
                                   (Unaudited)

                     BioMed Realty   Inhale 201 Industrial Road, L.P.
                       Trust, Inc.           (Predecessor)
                     -------------   --------------------------------
                         Period          Period
                       August 11,      January 1,
                          2004            2004          Nine Months
                        through         through            Ended
                      September 30,    August 17,      September 30,
                          2004            2004             2003
                     -------------   -------------    ---------------
Revenues:

 Rental               $      6,107    $      3,933    $      4,706
 Tenant recoveries           2,878             375             558
                      ------------    ------------    ------------
  Total revenues             8,985           4,308           5,264
                      ------------    ------------    ------------
Expenses:

 Rental operations           3,539             354             625
 Depreciation and
  amortization               2,251             600             713
 General and
  administrative             1,195              --               6
                      ------------    ------------    ------------
  Total expenses             6,985             953           1,344
                      ------------    ------------    ------------
  Income from
   operations                2,000           3,355           3,920

 Interest income               124               1               1
 Interest expense             (218)         (1,700)         (2,149)
                      ------------    ------------    ------------
  Income before
   minority interests        1,906           1,655           1,772
 Minority interests            (79)             --              --
                      ------------    ------------    ------------
  Net income          $      1,827    $      1,655    $      1,772
                      ============    ============    ============
Basic earnings per
 share                $       0.06
                      ============
Diluted earnings per
 share                $       0.06
                      ============
Weighted-average
 common shares
 outstanding:

 Basic                  30,673,883
                      ============

 Diluted                30,754,840
                      ============

                              BIOMED REALTY TRUST, INC.
                               FUNDS FROM OPERATIONS
                       (In thousands, except per share data)
                                   (Unaudited)

                                           Period
                                          August 11,
                                             2004
                                           through
                                         September 30,
                                             2004
                                        -------------
Net income                              $      1,827
Adjustments:

 Minority interests                             (137)
 Depreciation and
  amortization --
  real estate assets                           2,251
                                        ------------
Funds from operations (FFO)                    3,941
 Master lease receipts                           455

 Amortization of deferred
  loan costs                                      49

 Accretion (amortization) of
  fair value of debt                             (88)
 Non-cash stock compensation                     328

 Straight-line rents                            (375)

 Fair value lease revenue                        112
Adjusted funds from
 operations (AFFO)                      $      4,422
                                        ============
FFO per share -- diluted                $       0.13
                                        ============
AFFO per share -- diluted               $       0.14
                                        ============
Weighted-average common
 shares outstanding --
 diluted                                  30,754,840
                                        ============

      We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

      We calculate adjusted funds from operations, or AFFO, by adding to FFO (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and
      (b) non-cash operating revenues and expenses. Management uses AFFO as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs' AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.

CONTACT: Maier & Company, Inc.
Gary S. Maier / Sophie Xu
(310) 442-9852